SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Nov-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Nov-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1       85613285       7666540   499411           0    77946746  21-Nov-01
I-A-2      149643759      13400371   904098           0   136243388  21-Nov-01
I-A-3        2952182             0    17836           0     2687819  21-Nov-01
I-P           437246         14216        0           0      423030  21-Nov-01
I-S           973418             0     5881           0      891693  21-Nov-01
II-A        31321979       1778714   182712           0    29543265  21-Nov-01
II-S         3237730             0    18887           0     3061263  21-Nov-01
M1           6370946          7164    38319           0     6363783  21-Nov-01
M2           2622745          2949    15775           0     2619796  21-Nov-01
M3           1498711          1685     9014           0     1497026  21-Nov-01
B1           1124034          1264     6761           0     1122770  21-Nov-01
B2            562016           632     3380           0      561384  21-Nov-01
B3            936701          1053     5634           0      935648  21-Nov-01
R                  0             0        0           0           0  21-Nov-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1       744.46335      66.66556  4.34270   677.79779 21-Nov-01
I-A-2       744.46335      66.66556  4.49780   677.79779 21-Nov-01
I-A-3       744.46340       0.00000  4.49780   677.79783 21-Nov-01
I-P         889.10284      28.90639  0.00000   860.19645 21-Nov-01
I-S         760.23885       0.00000  4.59311   696.41188 21-Nov-01
II-A        650.33281      36.93113  3.79361   613.40168 21-Nov-01
II-S        648.35018       0.00000  3.78204   613.01290 21-Nov-01
M1          991.49655       1.11489  5.96351   990.38166 21-Nov-01
M2          991.49655       1.11489  5.96351   990.38166 21-Nov-01
M3          991.49655       1.11489  5.96351   990.38166 21-Nov-01
B1          991.49655       1.11489  5.96350   990.38166 21-Nov-01
B2          991.49654       1.11489  5.96351   990.38164 21-Nov-01
B3          991.49696       1.11490  5.96351   990.38207 21-Nov-01
R             0.00000       0.00000  0.40000     0.00000 21-Nov-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
         Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           30-Nov-01